--------------------------------------------------------------------------------

                     PaineWebber Capital Appreciation Fund

                PaineWebber Financial Services Growth Fund Inc.

                        PaineWebber Utility Income Fund
                1285 Avenue of the Americas, New York, NY 10019
           Prospectus -- August 1, 1996, as revised February 21, 1997

--------------------------------------------------------------------------------

PaineWebber Stock Funds are designed for investors generally seeking capital appreciation by investing principally in equity securities. Capital Apprecia-tion Fund seeks long-term capital appreciation by investing primarily in equity securities of medium-sized companies. Financial Services Growth Fund focuses on long-term capital appreciation by investing primarily in equity securities of companies in the financial services industries. Utility Income Fund seeks to provide current income and capital appreciation by investing primarily in eq-uity securities and debt instruments of companies in the utility industries.

This Prospectus concisely sets forth information that a prospective investor should know about the Funds before investing. Please read it carefully and re-tain a copy of this Prospectus for future reference.

A Statement of Additional Information dated August 1, 1996 has been filed with the Securities and Exchange Commission and is legally part of this Prospectus. The Statement of Additional Information can be obtained without charge, and further inquiries can be made, by contacting an individual Fund, your invest-ment executive at PaineWebber or one of its correspondent firms or by calling toll-free 1-800-647-1568.
--------------------------------------------------------------------------------
THE PAINEWEBBER FAMILY OF MUTUAL FUNDS

The PaineWebber Family of Mutual Funds consists of six broad categories, which are presented here. Generally, investors seeking to maximize return must assume greater risk. Capital Appreciation Fund, Financial Services Growth Fund and Utility Income Fund are all in the STOCK category.

 . Money Market Fund for     . Asset Allocation Funds for long-term growth and
  income and stability by     income by investing in stocks and bonds.
  investing in high-
  quality, short-term
  investments.

                            . Stock Funds for long-term growth by investing
                              mainly in equity securities.


 . Bond Funds for income by  . Global Funds for long-term growth by investing
  investing mainly in         mainly in foreign stocks or high current income
  bonds.                      by investing mainly in global debt instruments.


 . Tax-Free Bond Funds for
  income exempt from
  federal income taxes and,
  in some cases, state and
  local income taxes, by
  investing in municipal
  bonds.
A complete listing of the PaineWebber Family of Mutual Funds is found on the back cover of this Prospectus.
--------------------------------------------------------------------------------
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTA-TIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS. IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR.
THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR THEIR DISTRIBU-TOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

  THESE SECURITIES HAVE NOT BEEN  APPROVED OR DISAPPROVED BY THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY  STATE SECURITIES COMMISSION NOR HAS ANY
    SUCH  COMMISSION  PASSED  UPON  THE  ACCURACY  OR  ADEQUACY  OF  THIS
      PROSPECTUS. ANY  REPRESENTATION  TO  THE CONTRARY  IS  A CRIMINAL
       OFFENSE.
--------------------------------------------------------------------------------
                               Prospectus Page 1

--------------------------------------------------------------------------------
 PaineWebber  Capital Appreciation Fund  Financial Services Growth Fund Inc.
                              Utility Income Fund

                               Table of Contents
-------------------------------------------------------------------------------

                                                                            Page
                                                                            ----
The Funds at a Glance......................................................   3
Expense Table..............................................................   5
Financial Highlights.......................................................   8
Investment Objective and Policies..........................................  14
Investment Philosophy & Process............................................  15
Performance................................................................  17
The Funds' Investments.....................................................  20
Flexible Pricing SM........................................................  23
How to Buy Shares..........................................................  25
How to Sell Shares.........................................................  27
Other Services.............................................................  27
Management.................................................................  28
Determining the Shares' Net Asset Value....................................  30
Dividends & Taxes..........................................................  30
General Information........................................................  31

--------------------------------------------------------------------------------
                               Prospectus Page 2

--------------------------------------------------------------------------------
PaineWebber  Capital Appreciation Fund  Financial Services Growth Fund Inc.
                              Utility Income Fund

                             The Funds at a Glance
-------------------------------------------------------------------------------

The Funds offered by this Prospectus are not intended to provide a complete or balanced investment program, but one or more of them may be appropriate as a component of an investor's overall portfolio. Some common reasons to invest in these Funds are to finance college educations, plan for retirement or diver-sify a portfolio. When selling shares, investors should be aware that they may get more or less for their shares than they originally paid for them. As with any mutual fund, there is no assurance that the Funds will achieve their goals.

CAPITAL APPRECIATION FUND

GOAL: To increase the value of your investment by investing principally in the common stock of medium-sized domestic companies and some foreign companies se-lected primarily on the basis of earnings growth.

INVESTMENT OBJECTIVE: Long-term capital appreciation.

RISKS: Equity securities historically have shown greater growth potential than other types of securities, but they have also shown greater volatility. Be-cause the Fund invests primarily in equity securities, its price will rise and fall. Medium-sized companies may have higher earnings growth rates than larger companies, offering the potential for greater returns. However, the greater potential of these companies may entail greater market volatility and risks of adverse financial developments. The Fund may invest in U.S. dollar-denominated securities of foreign companies, which involve more risk than the securities of U.S. companies. The Fund may use derivatives, such as options and futures, in its hedging activities, which may involve additional risks. Investors may lose money by investing in the Fund; the investment is not guaranteed.

SIZE: On June 30, 1996, the Fund had over $275.4 million in assets.

FINANCIAL SERVICES GROWTH FUND

GOAL: To increase the value of your investment by investing primarily in the equity securities of domestic and foreign financial services companies.

INVESTMENT OBJECTIVE: Long-term capital appreciation.

RISKS: Equity securities historically have shown greater growth potential than other types of securities, but they have also shown greater volatility. Be-cause the Fund invests primarily in equity securities, its price will rise and fall. The Fund's concentration in the banking, thrift, insurance and other fi-nancial services industries makes it subject to greater risk and volatility than equity funds that are more diversified, and the value of the Fund's shares will be affected by economic, competitive and regulatory developments affecting the financial services industries. The Fund may invest in the secu-rities of foreign companies, which involve more risk than the securities of U.S. companies. The Fund may use derivatives, such as options, futures and foreign currency contracts, in its hedging activities, which may involve addi-tional risks. Investors may lose money by investing in the Fund; the invest-ment is not guaranteed.

SIZE: On June 30, 1996, the Fund had over $97.5 million in assets.

UTILITY INCOME FUND

GOAL: To increase the value of your investment and provide current income by investing primarily in income-producing equity securities and bonds of domes-tic and foreign companies engaged in the ownership or operation of facilities used in the generation, transmission or distribution of electricity, telecom-munications, gas or water.

INVESTMENT OBJECTIVE: Current income and capital appreciation.

RISKS: Equity securities historically have shown greater growth potential than other types of securities, but they have also shown greater volatility. Be-cause the Fund invests primarily in equity securities, its price will rise and fall. The Fund's concentration in the utility industries makes it subject to greater risk and volatility than funds that are more diversified, and the value of the Fund's shares will be affected by economic, competitive and regu-latory developments in the utility industries. The Fund may invest in the se-curities of foreign companies, which involve more risk than the securities of U.S. companies. The Fund may use derivatives, such as options, futures and foreign currency contracts, in its hedging activities, which may involve addi-tional risks. Investors may lose money by investing in the Fund; the invest-ment is not guaranteed.

--------------------------------------------------------------------------------
                               Prospectus Page 3

--------------------------------------------------------------------------------
 PaineWebber  Capital Appreciation Fund  Financial Services Growth Fund Inc.
                              Utility Income Fund

                             The Funds at a Glance
                                  (Continued)
-------------------------------------------------------------------------------

SIZE: On June 30, 1996, the Fund had over $49.5 million in assets.

MANAGEMENT

Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), an asset man-agement subsidiary of PaineWebber Incorporated ("PaineWebber"), is the invest-ment adviser and administrator of Capital Appreciation Fund, Financial Serv-ices Growth Fund and Utility Income Fund (each a "Fund" and, collectively, the "Funds"). Mitchell Hutchins has appointed Denver Investment Advisors, LLC ("Denver Investments") as the investment sub-adviser for Capital Appreciation Fund.

MINIMUM INVESTMENT

To open an account, investors need $1,000; to add to an account, investors need only $100.

WHO SHOULD INVEST

CAPITAL APPRECIATION FUND is for investors who want long-term capital appreci-ation. The Fund seeks to achieve this through investment primarily in the common stock of medium-sized domestic companies and foreign companies that are traded in the United States. Equity securities of small- and medium-sized com-panies offer investors the potential for greater returns than larger companies but are typically more volatile. Accordingly, Capital Appreciation Fund is de-signed for investors seeking long-term growth who are able to bear the risks that come with investments in the equity securities of such companies.

FINANCIAL SERVICES GROWTH FUND is for investors who want long-term capital ap-preciation. The Fund seeks to achieve this through investment primarily in the equity securities of domestic and foreign financial services companies, in-cluding banks, thrift institutions ("thrifts"), insurance companies, commer-cial finance companies, consumer finance companies, brokerage companies, in-vestment management companies and their holding companies. Accordingly, Financial Services Growth Fund is designed for investors who are seeking long-term growth for a portion of their investments and who can assume the risks of greater fluctuation of market value resulting from a portfolio concentrated in the financial services industries.

UTILITY INCOME FUND is for investors who are seeking both current income and capital appreciation. The Fund seeks to achieve this through investments in equity securities and bonds in domestic and foreign electric, telecommunica-tions, gas and water industries. Accordingly, Utility Income Fund is designed for conservative investors who are seeking income as well as capital growth through utility stocks and bonds, which are traditionally viewed as conserva-tive investments.

HOW TO PURCHASE SHARES OF THE FUNDS

Investors may select among these classes of shares:

CLASS A SHARES

The price is the net asset value plus the initial sales charge (the maximum is 4.5% of the public offering price). Although investors pay an initial sales charge when they buy Class A shares, the ongoing expenses for this Class are lower than the ongoing expenses of Class B and Class C shares.

CLASS B SHARES
The price is the net asset value. Investors do not pay an initial sales charge when they buy Class B shares. As a result, 100% of their purchase is immedi-ately invested. However, Class B shares have higher ongoing expenses than Class A shares. Depending upon how long they own the shares, investors may have to pay a sales charge when they sell Class B shares. This sales charge is called a "contingent deferred sales charge" and applies when investors sell their Class B shares within six years after purchase. After six years, Class B shares convert to Class A shares, which have lower ongoing expenses and no contingent deferred sales charge.

CLASS C SHARES

The price is the net asset value. Investors do not pay an initial sales charge when they buy Class C shares. As a result, 100% of their purchase is immedi-ately invested. However, Class C shares have higher ongoing expenses than
Class A shares. A contingent deferred sales charge of 1% is charged on shares sold within one year of purchase. Class C shares never convert to any other class of shares.
--------------------------------------------------------------------------------
                               Prospectus Page 4

--------------------------------------------------------------------------------
 PaineWebber  Capital Appreciation Fund  Financial Services Growth Fund Inc.
                              Utility Income Fund

                                 Expense Table
-------------------------------------------------------------------------------

The following tables are intended to assist investors in understanding the ex-penses associated with investing in the Class A, B and C shares of the Funds. Expenses shown below represent those incurred for the most recent fiscal year, in the case of Capital Appreciation Fund and Financial Services Growth Fund, and the annualized expenses for the four months ended March 31, 1996, in the case of Utility Income Fund.

                                                        CLASS A CLASS B CLASS C
SHAREHOLDER TRANSACTION EXPENSES                        ------- ------- -------
Maximum Sales Charge on Purchases of Shares (as a % of
 offering price)......................................   4.50%   None    None
Sales Charge on Reinvested Dividends (as a % of
 offering price)......................................   None    None    None
Maximum Contingent Deferred Sales Charge (as a % of
 net asset value at the time of purchase or sale,
 whichever is less) ..................................   None       5%      1%
Exchange Fee..........................................   None    None    None
ANNUAL FUND OPERATING EXPENSES (as a % of average net
 assets)
CAPITAL APPRECIATION FUND
Management Fees.......................................   1.00%   1.00%   1.00%
12b-1 Fees............................................   0.25    1.00    1.00
Other Expenses........................................   0.33    0.34    0.36
                                                         ----    ----    ----
Total Operating Expenses..............................   1.58%   2.34%   2.36%
                                                         ====    ====    ====
FINANCIAL SERVICES GROWTH FUND
Management Fees.......................................   0.70%   0.70%   0.70%
12b-1 Fees............................................   0.25    1.00    1.00
Other Expenses........................................   0.42    0.42    0.44
                                                         ----    ----    ----
Total Operating Expenses..............................   1.37%   2.12%   2.14%
                                                         ====    ====    ====
UTILITY INCOME FUND (1)
Management Fees.......................................   0.70%   0.70%   0.70%
12b-1 Fees............................................   0.25    1.00    1.00
Other Expenses........................................   0.49    0.50    0.50
                                                         ----    ----    ----
Total Operating Expenses..............................   1.44%   2.20%   2.20%
                                                         ====    ====    ====

(1) All expenses for Utility Income Fund are those that would have been expe-rienced by the Fund for the four months ended March 31, 1996 (annualized) had Mitchell Hutchins and PaineWebber not voluntarily waived a portion of their fees.


 CLASS A SHARES: Sales charge waivers and a reduced sales charge purchase plan are available. Purchases of $1 million or more are not subject to an initial sales charge. However, if such shares are sold within one year after purchase, a contingent deferred sales charge of 1% of the of-fering price or the net asset value of the shares at the time of sale by the shareholder, whichever is less, or is imposed.

 CLASS B SHARES: Sales charge waivers are available. The maximum 5% con-tingent deferred sales charge applies to sales of shares during the first year after purchase. The charge generally declines by 1% annually, reaching zero after six years.

 CLASS C SHARES: If shares are sold within one year after purchase, a contingent deferred sales charge of 1% is imposed on the net asset value of the shares at the time of purchase or sale, whichever is less.


The management fee payable to Mitchell Hutchins by Capital Appreciation Fund is greater than those paid by most funds. 12b-1 distribution fees are asset-based sales charges. Long-term Class B and Class C shareholders may pay more in direct and indirect sales charges (including 12b-1 distribution fees) than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. 12b-1 fees have two compo-nents, as follows:

                                                         CLASS A CLASS B CLASS C
                                                         ------- ------- -------
12b-1 service fees......................................  0.25%   0.25%   0.25%
12b-1 distribution fees.................................  0.00    0.75    0.75

For more information, see "Management" and "Flexible Pricing SM."

--------------------------------------------------------------------------------
                               Prospectus Page 5

--------------------------------------------------------------------------------
    PaineWebber  Capital Appreciation Fund  Financial Services Growth Fund
                           Inc. Utility Income Fund

                                 Expense Table
                                  (Continued)
-------------------------------------------------------------------------------

EXAMPLES OF EFFECT OF FUND EXPENSES

The following examples should assist investors in understanding various costs and expenses they would incur as shareholders of a Fund. The assumed 5% annual return shown in the examples is required by regulations of the Securities and Exchange Commission ("SEC") applicable to all mutual funds. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES OF A FUND MAY BE MORE OR LESS THAN THOSE SHOWN.

An investor would pay the following expenses, directly or indirectly, on a $1,000 investment in each Fund, assuming a 5% annual return:

CAPITAL APPRECIATION FUND
EXAMPLE                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------                                         ------ ------- ------- --------
Class A........................................  $60    $ 93    $127     $224
Class B (Assuming sale of all shares at end of
 period).......................................  $74    $103    $145     $231
Class B (Assuming no sale of shares)...........  $24    $ 73    $125     $231
Class C (Assuming sale of all shares at end of
 period).......................................  $34    $ 74    $126     $270
Class C (Assuming no sale of shares)...........  $24    $ 74    $126     $270
FINANCIAL SERVICES GROWTH FUND
EXAMPLE                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------                                         ------ ------- ------- --------
Class A........................................  $58     $86    $117     $202
Class B (Assuming sale of all shares at end of
 period).......................................  $72     $96    $134     $209
Class B (Assuming no sale of shares)...........  $22     $66    $114     $209
Class C (Assuming sale of all shares at end of
 period).......................................  $32     $67    $115     $247
Class C (Assuming no sale of shares)...........  $22     $67    $115     $247
UTILITY INCOME FUND
EXAMPLE                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------                                         ------ ------- ------- --------
Class A........................................  $59     $89    $120     $210
Class B (Assuming sale of all shares at end of
 period).......................................  $72     $99    $138     $217
Class B (Assuming no sale of shares)...........  $22     $69    $118     $217
Class C (Assuming sale of all shares at end of
 period).......................................  $32     $69    $118     $253
Class C (Assuming no sale of shares)...........  $22     $69    $118     $253


 ASSUMPTIONS MADE IN THE EXAMPLES

 . ALL CLASSES: Reinvestment of all dividends and distributions; percent-age amounts listed under "Annual Fund Operating Expenses" remain the same for years shown.
 . CLASS A SHARES: Deduction of the maximum 4.5% initial sales charge at the time of purchase.
 . CLASS B SHARES: Deduction of the maximum applicable contingent de-ferred sales charge at the time of sale, which declines over a period of six years. Ten-year figures assume that Class B shares convert to Class A shares at the end of the sixth year.
 . CLASS C SHARES: Deduction of a 1% contingent deferred sales charge for sales of shares within one year of purchase.

--------------------------------------------------------------------------------
                               Prospectus Page 6

--------------------------------------------------------------------------------
    PaineWebber  Capital Appreciation Fund  Financial Services Growth Fund
                           Inc.  Utility Income Fund


                          [INTENTIONALLY LEFT BLANK]


--------------------------------------------------------------------------------
                               Prospectus Page 7

--------------------------------------------------------------------------------
    PaineWebber  Capital Appreciation Fund  Financial Services Growth Fund
                           Inc.  Utility Income Fund

                             Financial Highlights

-------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND

The following tables provide investors with data and ratios for one Class A, Class B and Class C share for each of the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in Capital Appreciation Fund's Annual Report to Shareholders for the fiscal year ended March 31, 1996 and the report of Ernst & Young LLP, independent audi-tors, appearing in the Fund's Annual Report to Shareholders. Both are incorpo-rated by reference into the Statement of Additional Information. The financial statements and notes, as well as the financial information in the table below, have been audited by Ernst & Young LLP. Further information about the Fund's performance is also included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568.

                                      CAPITAL APPRECIATION FUND
                             ---------------------------------------------------
                                               CLASS A
                             ---------------------------------------------------
                                                                  FOR THE
                                                                  PERIOD
                                                                 APRIL 7,
                             FOR THE YEARS ENDED MARCH 31,       1992+ TO
                             ---------------------------------   MARCH 31,
                               1996        1995        1994        1993
                             ---------   ---------   ---------   ---------
Net asset value, beginning
 of period.................  $   12.81   $   11.65   $   10.53    $  9.55
                             ---------   ---------   ---------    -------
Net investment loss........      (0.16)      (0.09)      (0.09)     (0.06)
Net realized and unrealized
 gains from investment
 transactions..............       3.71        1.29        1.21       1.04
                             ---------   ---------   ---------    -------
Net increase from invest-
 ment operations...........       3.55        1.20        1.12       0.98
                             ---------   ---------   ---------    -------
Distributions from net re-
 alized gains..............      (0.75)      (0.04)        --         --
                             ---------   ---------   ---------    -------
Net asset value, end of pe-
 riod......................  $   15.61   $   12.81   $   11.65    $ 10.53
                             =========   =========   =========    =======
Total investment return
 (1).......................      28.16%      10.36%      10.64%     10.26%
                             =========   =========   =========    =======
Ratios/Supplemental Data:
Net assets, end of period
 (000's)...................  $  76,558   $  62,673   $  58,523    $48,582
Expenses to average net as-
 sets......................       1.58%       1.58%       1.54%      1.72%*
Net investment loss to av-
 erage net assets..........      (1.11)%     (0.79)%     (0.84)%    (0.78)%*
Portfolio turnover.........         57%         42%         60%        51%

-------
+Commencement of operations.
 #Commencement of issuance of shares.
*Annualized.
**Formerly Class D shares.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and dis-tributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for each class would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.

--------------------------------------------------------------------------------
                               Prospectus Page 8

--------------------------------------------------------------------------------
    PaineWebber  Capital Appreciation Fund  Financial Services Growth Fund
                           Inc.  Utility Income Fund

                             Financial Highlights
                                  (Continued)
-------------------------------------------------------------------------------

                            CAPITAL APPRECIATION FUND
---------------------------------------------------------------------------------------------
                 CLASS B                                       CLASS C**
----------------------------------------------- ---------------------------------------------
                                                                                     FOR THE
                                                                                     PERIOD
      FOR THE YEARS              FOR THE PERIOD                                      JULY 2,
     ENDED MARCH 31,             APRIL 7, 1992+ FOR THE YEARS ENDED MARCH 31,       1992# TO
------------------------------    TO MARCH 31,  ---------------------------------   MARCH 31,
  1996       1995       1994          1993        1996        1995        1994        1993
--------   --------   --------   -------------- ---------   ---------   ---------   ---------
$  13.11   $  12.02   $  10.94      $  10.00    $   12.54   $   11.50   $   10.47    $  8.89
--------   --------   --------      --------    ---------   ---------   ---------    -------
   (0.29)     (0.20)     (0.17)        (0.11)       (0.27)      (0.19)      (0.10)     (0.05)
    3.81       1.33       1.25          1.05         3.62        1.27        1.13       1.63
--------   --------   --------      --------    ---------   ---------   ---------    -------
    3.52       1.13       1.08          0.94         3.35        1.08        1.03       1.58
--------   --------   --------      --------    ---------   ---------   ---------    -------
   (0.75)     (0.04)       --            --         (0.75)      (0.04)        --         --
--------   --------   --------      --------    ---------   ---------   ---------    -------
$  15.88   $  13.11   $  12.02      $  10.94    $   15.14   $   12.54   $   11.50    $ 10.47
========   ========   ========      ========    =========   =========   =========    =======
   27.28%      9.46%      9.87%         9.40%       27.16%       9.45%       9.84%     17.77%
========   ========   ========      ========    =========   =========   =========    =======
$157,021   $139,302   $133,828      $105,490    $  27,601   $  24,993   $  29,884    $13,806
    2.34%      2.34%      2.30%         2.49%*       2.36%       2.35%       2.28%      2.31%*
   (1.87)%    (1.56)%    (1.60)%       (1.55)%*     (1.89)%     (1.57)%     (1.58)%    (1.53)%*
      57%        42%        60%           51%          57%         42%         60%        51%

--------------------------------------------------------------------------------
                               Prospectus Page 9

--------------------------------------------------------------------------------
    PaineWebber  Capital Appreciation Fund  Financial Services Growth Fund
                           Inc.  Utility Income Fund

                             Financial Highlights
                                  (Continued)
-------------------------------------------------------------------------------

FINANCIAL SERVICES GROWTH FUND

The following tables provide investors with data andratios for one Class A, Class B and Class C share for each of the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in Financial Services Growth Fund's Annual Report to Shareholders for the fiscal year ended March 31, 1996 and the report of Ernst & Young LLP, independent au-ditors, appearing in the Fund's Annual Report to Shareholders. Both are incor-porated by reference into the Statement of Additional Information. The finan-cial statements and notes, as well as the financial information in the table below relating to each of the five years in the period ended March 31, 1996, have been audited by Ernst & Young LLP. Further information about the Fund's performance is also included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568. Information shown below for periods prior to the year ended March 31, 1992, has also been audited by Ernst & Young LLP, whose reports thereon were unqualified.

                                                    FINANCIAL SERVICES GROWTH FUND
                         --------------------------------------------------------------------------------------------------
                                                                CLASS A
                         --------------------------------------------------------------------------------------------------
                                                                                                             FOR THE
                                                                                                             PERIOD
                                                                                                             MAY 22,
                                              FOR THE YEARS ENDED MARCH 31,                                 1986+ TO
                         --------------------------------------------------------------------------------   MARCH 31,
                          1996     1995     1994      1993     1992     1991     1990     1989     1988       1987
                         -------  -------  -------   -------  -------  -------  -------  -------  -------   ---------
Net asset value,
 beginning of period.... $ 17.11  $ 16.92  $ 19.45   $ 13.36  $  9.50  $  8.63  $  8.31  $  7.53  $  9.36   $   9.25
                         -------  -------  -------   -------  -------  -------  -------  -------  -------   --------
Net investment income
 (loss).................    0.30     0.25     0.15      0.10     0.15     0.25     0.24     0.25     0.21       0.22
Net realized and
 unrealized gains
 (losses) from
 investment
 transactions...........    6.25     1.34    (0.76)     6.01     3.92     0.86     0.37     0.77    (1.45)     (0.09)
                         -------  -------  -------   -------  -------  -------  -------  -------  -------   --------
Net increase (decrease)
 from investment
 operations.............    6.55     1.59    (0.61)     6.11     4.07     1.11     0.61     1.02    (1.24)      0.13
                         -------  -------  -------   -------  -------  -------  -------  -------  -------   --------
Dividends from net
 investment income......   (0.29)   (0.13)   (0.08)    (0.02)   (0.21)   (0.24)   (0.29)   (0.24)   (0.39)       --
Distributions from net
 realized gains from
 investment
 transactions...........   (2.21)   (1.27)   (1.84)      --       --       --       --       --     (0.20)       --
                         -------  -------  -------   -------  -------  -------  -------  -------  -------   --------
Total dividends and
 distributions to
 shareholders...........   (2.50)   (1.40)   (1.92)    (0.02)   (0.21)   (0.24)   (0.29)   (0.24)   (0.59)       --
                         -------  -------  -------   -------  -------  -------  -------  -------  -------   --------
Offering costs charged
 to capital.............     --       --       --        --       --       --       --       --       --       (0.02)
                         -------  -------  -------   -------  -------  -------  -------  -------  -------   --------
Net asset value, end of
 period................. $ 21.16  $ 17.11  $ 16.92   $ 19.45  $ 13.36  $  9.50  $  8.63  $  8.31  $  7.53   $   9.36
                         =======  =======  =======   =======  =======  =======  =======  =======  =======   ========
Total investment return
 (1)....................   39.02%   10.22%   (3.14)%   46.79%   42.23%   13.33%    7.16%   13.76%  (13.57)%     1.19%
                         =======  =======  =======   =======  =======  =======  =======  =======  =======   ========
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's)......... $64,003  $49,295  $48,032   $61,645  $44,867  $43,131  $95,081  $90,322  $85,130   $101,155
Expenses to average net
 assets.................    1.37%    1.45%    1.44%     1.87%    1.72%    1.67%    1.33%    1.16%    1.04%      1.05%*
Net investment income
 (loss) to average net
 assets.................    1.50%    1.40%    0.76%     0.60%    1.32%    2.56%    2.60%    3.20%    2.64%      2.82%*
Portfolio turnover......      53%      14%      22%       28%      31%      19%      29%      55%      42%        25%

-------
+ Commencement of operations.
++ Commencement of issuance of shares.
 * Annualized.
** Formerly Class D Shares.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and dis-tributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for each class would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.
(2)Disclosure effective for fiscal years beginning on or after September 1, 1995.

--------------------------------------------------------------------------------
                              Prospectus Page 10

--------------------------------------------------------------------------------
    PaineWebber  Capital Appreciation Fund  Financial Services Growth Fund
                           Inc.  Utility Income Fund

                             Financial Highlights
                                  (Continued)
-------------------------------------------------------------------------------

                     FINANCIAL SERVICES GROWTH FUND
-----------------------------------------------------------------------------------
                 CLASS B                                   CLASS C**
-----------------------------------------------  ----------------------------------
                                       FOR THE                             FOR THE
                                       PERIOD                              PERIOD
                                       JULY 1,      FOR THE YEARS          JULY 2,
 FOR THE YEARS ENDED MARCH 31,        1991++ TO    ENDED MARCH 31,        1992++ TO
-----------------------------------   MARCH 31,  ----------------------   MARCH 31,
 1996     1995     1994      1993       1992      1996    1995    1994      1993
-------  -------  -------   -------   ---------  ------  ------  ------   ---------
$ 16.85  $ 16.71  $ 19.34   $ 13.36    $10.24    $16.86  $16.71  $19.34    $14.61
-------  -------  -------   -------    ------    ------  ------  ------    ------
   0.13     0.11     0.02     (0.01)      --       0.12    0.11    0.01       --
   6.16     1.33    (0.75)     5.99      3.18      6.16    1.33   (0.73)     4.77
-------  -------  -------   -------    ------    ------  ------  ------    ------
   6.29     1.44    (0.73)     5.98      3.18      6.28    1.44   (0.72)     4.77
-------  -------  -------   -------    ------    ------  ------  ------    ------
  (0.18)   (0.03)   (0.06)      --      (0.06)    (0.18)  (0.02)  (0.07)    (0.04)
  (2.21)   (1.27)   (1.84)      --        --      (2.21)  (1.27)  (1.84)      --
-------  -------  -------   -------    ------    ------  ------  ------    ------
  (2.39)   (1.30)   (1.90)      --      (0.06)    (2.39)  (1.29)  (1.91)    (0.04)
-------  -------  -------   -------    ------    ------  ------  ------    ------
    --       --       --        --        --        --      --      --        --
-------  -------  -------   -------    ------    ------  ------  ------    ------
$ 20.75  $ 16.85  $ 16.71   $ 19.34    $13.36    $20.75  $16.86  $16.71    $19.34
=======  =======  =======   =======    ======    ======  ======  ======    ======
  37.97%    9.37%   (3.83)%   44.76%    31.16%    37.92%   9.34%  (3.76)%   32.66%
=======  =======  =======   =======    ======    ======  ======  ======    ======
$28,147  $16,368  $11,517   $10,364    $  765    $6,989  $4,160  $4,370    $4,636
   2.12%    2.22%    2.16%     2.45%     2.72%*    2.14%   2.23%   2.17%     2.36%*
   0.74%    0.67%    0.05%    (0.03)%    0.14%*    0.72%   0.61%   0.03%     0.01%*
     53%      14%      22%       28%       31%       53%     14%     22%       28%

--------------------------------------------------------------------------------
                              Prospectus Page 11

--------------------------------------------------------------------------------
    PaineWebber  Capital Appreciation Fund  Financial Services Growth Fund
                           Inc.  Utility Income Fund

                             Financial Highlights
                                  (Continued)
-------------------------------------------------------------------------------
UTILITY INCOME FUND

The following tables provide investors with data and ratios for one Class A, Class B and Class C share for each of the periods shown. This information is supplemented by the financial statements and accompanying notes appearing in Utility Income Fund's Annual Report to Shareholders for the four months ended March 31, 1996 and the report of Ernst & Young LLP, independent auditors, ap-pearing in the Fund's Annual Report to Shareholders. Both are incorporated by reference into the Statement of Additional Information. The financial state-ments and notes, as well as the financial information in the table below, have been audited by Ernst & Young LLP. Further information about the Fund's per-formance is also included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568.

                                              UTILITY INCOME FUND
                                     ------------------------------------------
                                                    CLASS A
                                     ------------------------------------------
                                      FOR THE                        FOR THE
                                       FOUR      FOR THE YEARS       PERIOD
                                      MONTHS         ENDED           JULY 2,
                                       ENDED     NOVEMBER 30,        1993+ TO
                                     MARCH 31,  ----------------   NOVEMBER 30,
                                       1996      1995     1994         1993
                                     ---------  -------  -------   ------------
Net asset value, beginning of
 period.............................  $  9.77   $  8.31  $  9.66     $ 10.00
                                      -------   -------  -------     -------
Net investment income...............     0.15      0.47     0.48        0.20
Net realized and unrealized gains
 (losses) from investment
 transactions.......................      --       1.44    (1.31)      (0.39)
                                      -------   -------  -------     -------
Net increase (decrease) from
 investment operations..............     0.15      1.91    (0.83)      (0.19)
                                      -------   -------  -------     -------
Dividends from net investment
 income.............................    (0.16)    (0.45)   (0.52)      (0.15)
                                      -------   -------  -------     -------
Net asset value, end of period......  $  9.76   $  9.77  $  8.31     $  9.66
                                      =======   =======  =======     =======
Total investment return (1).........     1.46%    23.64%   (8.76)%     (1.95)%
                                      =======   =======  =======     =======
Ratios/Supplemental Data:
Net assets, end of period (000's)...  $ 9,416   $10,750  $12,532     $16,224
Expenses, net of waivers from
 adviser, to average net assets.....     1.09%*    1.49%    1.58%       1.55%*
Expenses, before waivers from
 adviser, to average net assets.....     1.44%*    1.49%    1.58%       1.55%*
Net investment income, net of
 waivers from adviser, to average
 net assets.........................     4.26%*    5.13%    5.49%       5.38%*
Net investment income, before
 waivers from adviser, to average
 net assets.........................     3.91%*    5.13%    5.49%       5.38%*
Portfolio turnover..................       21%       30%      92%         13%
Average commission rate paid per
 share of common stock investments
 purchased/sold (2).................  $0.0600        --       --          --

-------
 *Annualized.
**Formerly Class D Shares.
 +Commencement of operations.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and dis-tributions at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for each class would be lower if sales charges were included. Total investment returns for periods of less than one year have not been annualized.
(2)Disclosure effective for fiscal periods beginning on or after September 1, 1995.

--------------------------------------------------------------------------------
                              Prospectus Page 12

--------------------------------------------------------------------------------
    PaineWebber  Capital Appreciation Fund  Financial Services Growth Fund
                           Inc.  Utility Income Fund

                             Financial Highlights
                                  (Concluded)
-------------------------------------------------------------------------------

                               UTILITY INCOME FUND
-----------------------------------------------------------------------------------------
               CLASS B                                     CLASS C**
------------------------------------------ ----------------------------------------------
 FOR THE                        FOR THE     FOR THE                            FOR THE
  FOUR      FOR THE YEARS       PERIOD       FOUR                               PERIOD
 MONTHS         ENDED           JULY 2,     MONTHS    FOR THE YEARS ENDED      JULY 2,
  ENDED     NOVEMBER 30,        1993+ TO     ENDED       NOVEMBER 30,          1993+ TO
MARCH 31,  ----------------   NOVEMBER 30, MARCH 31,  --------------------   NOVEMBER 30,
  1996      1995     1994         1993       1996       1995       1994          1993
---------  -------  -------   ------------ ---------  ---------  ---------   ------------
 $  9.77   $  8.31  $  9.65     $ 10.00     $  9.77   $    8.31  $    9.65     $ 10.00
 -------   -------  -------     -------     -------   ---------  ---------     -------
    0.12      0.40     0.42        0.17        0.12        0.40       0.42        0.16
   (0.01)     1.45    (1.31)      (0.39)      (0.01)       1.45      (1.31)      (0.38)
 -------   -------  -------     -------     -------   ---------  ---------     -------
    0.11      1.85    (0.89)      (0.22)       0.11        1.85      (0.89)      (0.22)
 -------   -------  -------     -------     -------   ---------  ---------     -------
   (0.13)    (0.39)   (0.45)      (0.13)      (0.13)      (0.39)     (0.45)      (0.13)
 -------   -------  -------     -------     -------   ---------  ---------     -------
 $  9.75   $  9.77  $  8.31     $  9.65     $  9.75   $    9.77  $    8.31     $  9.65
 =======   =======  =======     =======     =======   =========  =========     =======
    1.10%    22.73%   (9.35)%     (2.29)%      1.10%      22.71%     (9.36)%     (2.28)%
 =======   =======  =======     =======     =======   =========  =========     =======
 $34,765   $37,554  $37,156     $45,382     $11,072   $  12,222  $  13,922     $17,866
    1.85%*    2.23%    2.33%       2.29%*      1.85%*      2.24%      2.32%       2.29%*
    2.20%*    2.23%    2.33%       2.29%*      2.20%*      2.24%      2.32%       2.29%*
    3.51%*    4.37%    4.72%       4.67%*      3.50%*      4.37%      4.69%       4.67%*
    3.16%*    4.37%    4.72%       4.67%*      3.15%*      4.37%      4.69%       4.67%*
      21%       30%      92%         13%         21%         30%        92%        13%
 $0.0600        --       --          --     $0.0600          --         --          --

--------------------------------------------------------------------------------
                              Prospectus Page 13

--------------------------------------------------------------------------------
    PaineWebber  Capital Appreciation Fund  Financial Services Growth Fund
                           Inc.  Utility Income Fund

                       Investment Objective and Policies
-------------------------------------------------------------------------------

The Funds' investment objectives may not be changed without shareholder ap-proval. Their other investment policies, except where noted, are not fundamen-tal and may be changed by the Funds' boards.

CAPITAL APPRECIATION FUND

Capital Appreciation Fund's investment objective is long-term capital appreci-ation. The Fund seeks to achieve this objective by investing at least 65% of its total assets in common stocks of medium-sized (or mid cap) companies. Den-ver Investments defines mid cap companies as public companies:

 . that have market capitalizations (referring to a company's size or the value of the equity securities it has issued) of at least $100 million and, gener-ally, no more than $10 billion at the time of purchase; and

 . that are not included in either of the largest 100 companies ranked by reve-nues or by market capitalization in Fortune magazine's "Fortune 500."

While mid cap stocks represent potentially higher returns for investors, they may present investors with greater risks than larger companies. Mid cap compa-nies may be more vulnerable than larger companies to adverse business or eco-nomic developments. While not required to do so, the Fund considers selling equity securities of companies that cease to be "medium-sized."

The Fund can invest up to 35% of its total assets in U.S. dollar-denominated equity securities of foreign companies that trade on recognized U.S. stock ex-changes or on the U.S. over-the-counter ("OTC") market. When Denver Invest-ments believes it is consistent with the Fund's investment objective of long-term capital appreciation, the Fund may invest up to 35% of its total assets in common stocks of companies that are larger or smaller than those of mid cap companies as defined above, as well as in bonds and money market instruments.

FINANCIAL SERVICES GROWTH FUND

Financial Services Growth Fund's investment objective is long-term capital ap-preciation. The Fund seeks to achieve this objective by primarily investing in equity securities of companies in the financial services industries. These companies include banks, thrifts, insurance companies, commercial finance com-panies, consumer finance companies, brokerage companies, investment management companies and their holding companies.

The Fund seeks to invest in companies that are benefiting from the ongoing changes in the financial services industries, including consolidation of banks and thrifts and the growth of the non-bank portion of the financial services industry. However, this concentration subjects the Fund to more volatility than would be experienced by a fund whose portfolio is more diversified.

The Fund normally invests at least 65% of its total assets in equity securi-ties of financial services companies. To be considered a financial services company, a company must:

 . derive at least 50% of either its revenues or earnings from financial serv-ices activities or devote at least 50% of its assets to these activities; or

 . be engaged in "securities-related businesses," meaning it derives more than 15% of its gross revenues from securities brokerage or investment management activities.

The Fund may invest up to 35% of its total assets in equity securities of com-panies outside the financial services industries and in bonds of all issuers. The Fund may also invest up to 20% of its total assets in equity securities and bonds of foreign issuers. The Fund may invest in securities other than eq-uity securities when, in the opinion of Mitchell Hutchins, their potential for capital appreciation is equal to or greater than that of equity securities or when such holdings might reduce volatility in the Fund.

The Fund may not invest more than 5% of its total assets in the equity securi-ties of any one company engaged in securities-related businesses. The Fund may invest in banks and thrifts (and their holding companies) only if their depos-its are insured by the Federal Deposit Insurance Corporation ("FDIC"). Howev-er, neither the securities of these companies nor

--------------------------------------------------------------------------------
                              Prospectus Page 14

--------------------------------------------------------------------------------
    PaineWebber  Capital Appreciation Fund  Financial Services Growth Fund
                           Inc.  Utility Income Fund

the Fund's shares are insured by the FDIC or any other federal or governmental agency.

UTILITY INCOME FUND

Utility Income Fund's investment objective is current income and capital ap-preciation. The Fund attempts to achieve its objective by investing at least 65% of its total assets in income-producing equity securities and bonds issued by domestic and foreign companies that are primarily engaged in the ownership or operation of facilities used in the generation, transmission or distribu-tion of electricity, telecommunications, gas or water.

"Primarily engaged" means that:

 . more than 50% of the company's assets are devoted to the ownership or opera-tion of one or more such facilities; or

 . more than 50% of the company's operating revenues are derived from such businesses.

The Fund may invest in the equity securities and bonds of foreign companies. The Fund may invest up to 35% of its total assets in equity securities and bonds of companies that are outside the utility industries and in high quality money market instruments. The Fund may invest up to 5% of its net assets in bonds (including convertible securities) that are rated lower than investment grade.

The Fund seeks to invest in companies that should benefit from a dramatically changing operating environment, spurred by a long-term, secular trend toward deregulation. Some of these changes include:

 . local telecommunications providers' shift from rate of return to price cap regulation;

 . more liberal legislation, which is gradually eliminating entry barriers that historically prohibited telephone companies from entering new businesses;
  and

 . a more open market in the electric utility industry, which should lead to consolidation within the industry.

However, the Fund's concentration in these industries subjects it to more vol-atility than would be experienced by a fund whose portfolio is more diversi-fied.

                                    * * * *

As with any mutual fund, there is no assurance that any of these Funds will achieve its investment objective. Each Fund's net asset value fluctuates based upon changes in the value of its portfolio securities.

-------------------------------------------------------------------------------
                        Investment Philosophy & Process
-------------------------------------------------------------------------------

CAPITAL APPRECIATION FUND

In selecting equity securities that demonstrate earnings growth potential for the Fund, Denver Investments relies on the expertise of its team of analysts and portfolio managers. The Team employs a "bottom-up" approach to stock se-lection; that is, emphasis is placed on fundamental analysis of individual companies rather than on broad economic or technical market analysis.

Instead of relying on information developed by other analysts and research firms, the Team thoroughly researches the companies through analysis of their balance sheets, income statements, products, services and management. Addi-tionally, their valuation techniques emphasize earnings growth. The Team strives to identify product innovations, modifications in the marketplace, shifts in management, attractive stocks for purchase and undesirable stocks at an early stage. The Team's goal is to discover unrecognized stocks and capi-talize on market inefficiencies to add incremental value. The Fund generally owns equity securities of at least 100 companies, ensuring portfolio diversi-fication.

FINANCIAL SERVICES GROWTH FUND

In seeking long-term capital appreciation, the Fund invests in equity securi-ties of institutions considered to represent strong fundamental investment value. Mitchell Hutchins bases the stock selection process on issuer-specific factors affecting the potential for capital appreciation. These factors in-clude the issuer's current and anticipated revenues, earnings, cash flow and assets. Mitchell Hutchins also considers general market conditions in the fi-nancial services industries.

--------------------------------------------------------------------------------
                              Prospectus Page 15

--------------------------------------------------------------------------------
    PaineWebber  Capital Appreciation Fund  Financial Services Growth Fund
                           Inc.  Utility Income Fund


Mitchell Hutchins places much emphasis on:

 . searching for companies with better-than-average earnings growth that are not yet recognized by the market;

 . analyzing the practices of company management; and

 . finding companies with niche products.

The Mitchell Hutchins Equity Team meets with most of the executives at the companies in which the Fund invests. Mitchell Hutchins prefers to invest in companies that are headquartered or doing business in growing regions and that obtain their earnings growth in a secular, sustainable way, as opposed to com-panies that generate their earnings through cyclical factors.

UTILITY INCOME FUND

Utilities represent a relatively conservative way to realize dividend income and long-term capital appreciation opportunities. In determining the ratio of the Fund's equity holdings to its bond holdings, Mitchell Hutchins considers which proportions would best meet the Fund's investment objective of income and growth. This will vary from time to time based primarily on the overall economic environment.

Once Mitchell Hutchins determines the weighting that would best achieve a bal-ance between income and capital appreciation, it evaluates individual issuers. Factors considered include the issuer's business and regulatory environment, its ability to maintain low production costs, management, financial condition, anticipated earnings and dividends, economic health of the area it serves and other related measures of value.

--------------------------------------------------------------------------------
                              Prospectus Page 16

--------------------------------------------------------------------------------
    PaineWebber  Capital Appreciation Fund  Financial Services Growth Fund
                           Inc.  Utility Income Fund

                                  Performance
-------------------------------------------------------------------------------

These charts show the total returns for the Funds; 1995 returns represent the calendar year ended December 31, 1995. Sales charges have not been deducted from total returns. Returns would be lower if sales charges were deducted. Past results are not a guarantee of future results. Total returns both before and after deducting the maximum sales charges are shown below in the tables that follow the performance charts.

CAPITAL APPRECIATION FUND

The inception date of Class A and Class B shares was April 7, 1992; thus the 1992 return represents the period from April 7, 1992 through December 31, 1992. The inception date of Class C shares was July 2, 1992; thus, the 1992 return for Class C shares represents the period from July 2, 1992 through De-cember 31, 1992.



                           [LINE GRAPH APPEARS HERE]

AVERAGE ANNUAL RETURNS
As of March 31, 1996

                                                                      CLASS C
                                                                     (FORMERLY
                                                CLASS A  CLASS B  CLASS D SHARES)
                                                -------  -------  ---------------
Inception Date................................. 4/7/92   4/7/92       7/2/92
ONE YEAR
 Before deducting maximum sales charges........   28.16%  27.28%       27.16%
 After deducting maximum sales charges.........   22.43%  22.28%       26.16%
LIFE OF CLASS
 Before deducting maximum sales charges........   14.67%  13.82%       16.97%
 After deducting maximum sales charges.........   13.36%  13.47%       16.97%

--------------------------------------------------------------------------------
                              Prospectus Page 17

--------------------------------------------------------------------------------
    PaineWebber  Capital Appreciation Fund  Financial Services Growth Fund
                           Inc.  Utility Income Fund


FINANCIAL SERVICES GROWTH FUND

The inception date of Class A shares was May 22, 1986; thus the 1986 return represents the period from May 22, 1986 through December 31, 1986. The incep-tion date of Class B shares was July 1, 1991; thus, the 1991 return for Class B shares represents the period from July 1, 1991 through December 31, 1991. The inception date of Class C shares was July 2, 1992; thus, the 1992 return for Class C shares represents the period from July 2, 1992 through December 31, 1992.


                           [LINE GRAPH APPEARS HERE]

AVERAGE ANNUAL RETURNS
As of March 31, 1996

                                                                      CLASS C
                                                                     (FORMERLY
                                               CLASS A   CLASS B  CLASS D SHARES)
                                               -------   -------  ---------------
Inception Date................................ 5/22/86   7/1/91       7/2/92
ONE YEAR
 Before deducting maximum sales charges.......    39.02%  37.97%       37.92%
 After deducting maximum sales charges........    32.73%  32.97%       36.92%
FIVE YEARS
 Before deducting maximum sales charges.......    25.37%    N/A          N/A
 After deducting maximum sales charges........    24.22%    N/A          N/A
LIFE
 Before deducting maximum sales charges.......    14.33%  23.75%       19.08%
 After deducting maximum sales charges........    13.79%  23.56%       19.08%

--------------------------------------------------------------------------------
                              Prospectus Page 18

--------------------------------------------------------------------------------
    PaineWebber  Capital Appreciation Fund  Financial Services Growth Fund
                           Inc.  Utility Income Fund


UTILITY INCOME FUND

The inception date for the Class A, Class B and Class C shares was July 2, 1993; thus the 1993 return represents the period from July 2, 1993 through De-cember 31, 1993.

                           [LINE GRAPH APPEARS HERE]

AVERAGE ANNUAL RETURNS
As of March 31, 1996

                                                                      CLASS C
                                                                     (FORMERLY
                                                CLASS A  CLASS B  CLASS D SHARES)
                                                -------  -------  ---------------
Inception Date................................. 7/2/93   7/2/93       7/2/93
ONE YEAR
 Before deducting maximum sales charges........   18.42%  17.55%       17.54%
 After deducting maximum sales charges.........   13.06%  12.55%       16.54%
LIFE
 Before deducting maximum sales charges........    4.29%   3.50%        3.49%
 After deducting maximum sales charges.........    2.56%   2.46%        3.49%

PERFORMANCE INFORMATION

The Funds perform a standardized computation of annualized total return and may show this return in advertisements or promotional materials. Standardized return shows the change in value of an investment in a Fund as a steady com-pound annual rate of return. Actual year-by-year returns fluctuate and may be higher or lower than standardized return. Standardized return for Class A shares of the Funds reflects deduction of the Funds' maximum initial sales charge of 4.5% at the time of purchase, and standardized return for the Class B and Class C shares of the Funds reflects deduction of the applicable contin-gent deferred sales charge imposed on the sale of shares held for the period. One-, five- and ten-year periods will be shown, unless the Fund or class has been in existence for a shorter period. If so, returns will be shown for the period since inception. Total return calculations assume reinvestment of divi-dends and other distributions.

The Funds may use other total return presentations in conjunction with stan-dardized return. These may cover the same or different periods as those used for standardized return and may include cumulative returns, average annual rates, actual year-by-year rates or any combination thereof. Non-standardized return does not reflect initial or contingent deferred sales charges and would be lower if such charges were deducted.

Total return information reflects past performance and does not necessarily indicate future results. The investment return and principal value of shares of the Funds will fluctuate. The amount investors receive when selling shares may be more or less than what they paid. Further information about each Fund's performance is contained in its Annual Report to Shareholders, which may be obtained without charge by contacting the Fund, your PaineWebber investment executive or PaineWebber's correspondent firms or by calling toll-free 1-800-647-1568.

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                              Prospectus Page 19

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    PaineWebber  Capital Appreciation Fund  Financial Services Growth Fund
                           Inc.  Utility Income Fund

                            The Funds' Investments
-------------------------------------------------------------------------------

EQUITY SECURITIES include common stocks, preferred stocks and securities that are convertible into them, including convertible debentures and notes and com-mon stock purchase warrants and rights. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. While past perfor-mance does not guarantee future results, common stocks historically have pro-vided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities, and reflect changes in a company's financial condition and in overall market and economic conditions.

Preferred stock has certain fixed-income features, like a bond, but is actu-ally equity in a company, like common stock. Convertible securities may in-clude debentures, notes and preferred equity securities, which are convertible into common stock.

BONDS (including notes and debentures) are used by corporations and govern-ments to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Bonds have varying degrees of investment risk and varying levels of sensitiv-ity to changes in interest rates.

RISKS

Under normal circumstances, each Fund invests primarily in equity securities. Following is a discussion of these and other risks that are common to each
Fund:

EQUITY SECURITIES. Equity securities historically have shown greater growth potential than other types of securities. Common stocks generally represent the riskiest investment in a company. It is possible that investors may lose their entire investment.

FOREIGN SECURITIES. Each Fund may invest a portion of its assets in the secu-rities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of U.S. companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies.

In general, less information may be available about foreign companies than about U.S. companies, and foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. compa-nies. Foreign securities markets may be less liquid and subject to less regu-lation than the U.S. securities markets. The costs of investing outside the United States frequently are higher than those in the United States. These costs include relatively higher brokerage commissions and foreign custody ex-penses.

INVESTING IN DEVELOPING COUNTRIES. Investing in securities issued by companies located in developing countries involves additional risks. These countries typically have economic and political systems that are relatively less mature, and can be expected to be less stable, than those of developed countries. De-veloping countries may have policies that restrict investment by foreigners in those countries, and there is a risk of government expropriation or national-ization of private property. The possibility of low or nonexistent trading volume in the securities of companies in developing countries may also result in a lack of liquidity and in price volatility.

DEBT SECURITIES. Investment grade bonds are those rated within the four high-est categories by Standard & Poor's, a division of The McGraw Hill Companies, Inc. ("S&P"), or Moody's Investors Service, Inc. ("Moody's"). Moody's fourth highest category (Baa) includes securities which, in its opinion, have specu-lative features. For example, changes in economic conditions or other circum-stances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated debt instruments. The bonds and convertible securities in which Capital Appreciation Fund and Finan-cial Services Growth Fund invest must be rated investment grade. Utility In-come Fund may invest up to 5% of its net assets in bonds (including convert-ible securities) rated lower than investment grade, that is, rated lower than BBB by S&P or Baa by Moody's or comparable unrated bonds. Such bonds are con-sidered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve

--------------------------------------------------------------------------------
                              Prospectus Page 20

--------------------------------------------------------------------------------
    PaineWebber  Capital Appreciation Fund  Financial Services Growth Fund
                           Inc.  Utility Income Fund

major risk exposure to adverse conditions. The Funds may also invest in secu-rities that are comparably rated by another rating agency and in unrated secu-rities if they are deemed to be of comparable quality.

Credit ratings attempt to evaluate the safety of principal and interest pay-ments and do not evaluate the volatility of the bond's value or its liquidity and do not guarantee the performance of the issuer. The rating agencies also may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies will downgrade bonds.

INTEREST RATE AND CREDIT RISKS. Interest rate risk is the risk that interest rates will rise and bond prices will fall, lowering the value of a Fund's bond investments. Long-term bonds are generally more sensitive to interest rate changes than short-term bonds. Adverse changes in economic conditions can af-fect an issuer's ability to pay principal and interest.

In addition to these general risks, investments in each Fund are subject to special risk considerations:

CAPITAL APPRECIATION FUND

INVESTMENTS IN MEDIUM-SIZED AND SMALLER COMPANIES. Common stocks of medium-sized companies may offer potentially higher returns for investors. While most medium-sized companies in which the Fund will invest are relatively well-es-tablished, they may be more vulnerable than larger companies to adverse busi-ness or economic developments. Such companies are typically less closely fol-lowed by investment experts. In addition, Capital Appreciation Fund may invest up to 35% of its total assets in stocks of companies that are smaller or larger than medium-sized companies. Smaller companies may have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of medium-sized or larger companies or the mar-ket averages in general and, therefore, may involve greater risk than invest-ing in larger companies.

FINANCIAL SERVICES GROWTH FUND

INVESTMENTS IN FINANCIAL SERVICES INDUSTRIES. Because investments made by Fi-nancial Services Growth Fund are concentrated in the financial services indus-tries, its shares are subject to greater risk than the shares of a fund whose portfolio is not so concentrated, and it will be particularly affected by eco-nomic, competitive and regulatory developments affecting those industries.

Financial services companies are subject to extensive governmental regulation. This regulation may limit both the amounts and types of loans and other finan-cial commitments these companies can make, as well as the interest rates and fees they can charge. Profitability of these companies is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficul-ties of borrowers can negatively impact the industry. Companies in the finan-cial services industries may be subject to severe price competition. Also, the industry and the Fund may be significantly impacted if the legislation that is currently being considered, to reduce the separation between commercial and investment banking businesses, is enacted.

UTILITY INCOME FUND

INVESTMENTS IN UTILITY INDUSTRIES. Because investments made by Utility Income Fund are concentrated in the utility industries, its shares will be particu-larly affected by economic and regulatory developments in or related to those industries and are subject to greater risk than the shares of a Fund whose portfolio is not so concentrated. Interest rate changes may affect the value of the Fund's assets. When interest rates decline, prices of utility equity securities and bonds tend to increase. When interest rates rise, these prices tend to decrease.

The regulation of utility industries is evolving in the United States and in foreign countries. As a result, certain companies may be forced to defend their core businesses against outside companies and may become less profit-able. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowing, costs associated with compliance in regard to environmen-tal, nuclear facility and other safety regulations, and changes in the regula-tory climate. Increasing competition due to past regulatory changes in the telephone communications industry continues and, although certain companies have benefitted, many companies may be adversely affected in the future.

Gas transmission companies and gas distribution companies continue to undergo significant changes as well. Water supply utilities are in an industry that is highly

--------------------------------------------------------------------------------
                              Prospectus Page 21

--------------------------------------------------------------------------------
    PaineWebber  Capital Appreciation Fund  Financial Services Growth Fund
                           Inc.  Utility Income Fund

fragmented due to local ownership and generally the companies are more mature and are experiencing little or no per capita volume growth. There is no assur-ance that utility industries, as a whole, will experience favorable develop-ments or that business opportunities will continue to undergo significant changes or growth.

INVESTMENT TECHNIQUES AND STRATEGIES

HEDGING STRATEGIES. Each Fund may use certain strategies designed to adjust the overall risk of its investment portfolio. These "hedging" strategies in-volve derivative contracts, including options (on securities, futures and stock indexes) and futures contracts (on stock indexes and interest rates). Financial Services Growth Fund and Utility Income Fund also may use derivative contracts involving foreign currencies, including options and futures con-tracts on foreign currencies and (for Utility Income Fund) forward currency contracts. In addition, Utility Income Fund may use these strategies to at-tempt to enhance income; the use of such strategies solely to enhance income may be considered a form of speculation. Utility Income Fund may also enter into certain interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against an increase in the price of securities the Fund anticipates purchasing at a later date. New financial products and risk management techniques con-tinue to be developed and may be used if consistent with the Funds' investment objectives and policies. The Statement of Additional Information for the Funds contains further information on these strategies.

The Funds might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If Mitchell Hutchins or Denver Invest-ments, as applicable, is incorrect in its judgment on market values, interest rates or other economic factors in using a hedging strategy, a Fund may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

 . the fact that the skills needed to use hedging instruments are different from those needed to select securities for the Funds;

 . the possibility of imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the securities or currencies being hedged;

 . possible constraints placed on a Fund's ability to purchase or sell portfo-lio investments at advantageous times due to the need for the Fund to main-tain "cover" or to segregate securities; and

 . the possibility that a Fund is unable to close out or liquidate its hedged position.

LENDING PORTFOLIO SECURITIES. Each Fund may lend its securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of that Fund's total assets taken at market value. Lending securities enables a Fund to earn additional income, but could result in a loss or delay in recovering these securities.

DEFENSIVE POSITIONS. When Mitchell Hutchins or Denver Investments, as applica-ble, believes that unusual circumstances warrant a defensive posture, each Fund may temporarily commit all or any portion of its assets to cash or money market instruments, including repurchase agreements. In a typical repurchase agreement, a Fund buys a security and simultaneously agrees to sell it back at an agreed-upon price and time, usually no more than seven days after purchase.

ILLIQUID SECURITIES. Each Fund may invest up to 10% of its net assets in il-liquid securities, including certain cover for OTC options and securities whose disposition is restricted under the federal securities laws. The Funds do not consider securities that are eligible for resale pursuant to SEC Rule 144A to be illiquid securities if Mitchell Hutchins or Denver Investments, as applicable, has determined such securities to be liquid, based upon the trad-ing markets for the securities under procedures approved by the Funds' boards.

OTHER INFORMATION. Each Fund may also purchase securities on a when-issued ba-sis or may purchase or sell securities for delayed delivery. A Fund generally would not pay for such securities or start earning interest on them until they are delivered, but it would immediately assume the risks of ownership, includ-ing the risk of price fluctuation. Each Fund may borrow money for temporary or emergency purposes, but not in excess of 10% of its total assets, including reverse repurchase agreements involving up to 5% of its net assets. Each Fund may sell securities short "against the box" to defer realization of gains or losses for tax or other purposes. When a security is sold against the box, the seller owns the security. For liquidity purposes, such as clearance of portfo-lio transactions, the payment of dividends and expenses and payments to sell-ing shareholders, or pending investment, each Fund may commit up to 35% of its total assets to cash or money market instruments, including repurchase agree-ments.

--------------------------------------------------------------------------------
                              Prospectus Page 22

--------------------------------------------------------------------------------
    PaineWebber  Capital Appreciation Fund  Financial Services Growth Fund
                           Inc.  Utility Income Fund

                              Flexible PricingSM
-------------------------------------------------------------------------------

Each Fund offers three classes of shares that differ in terms of sales charges and expenses. An investor can select the class that is best suited to his or her investment needs, based upon the holding period and the amount of invest-ment.

CLASS A SHARES

HOW PRICE IS CALCULATED: The price is the net asset value plus the initial sales charge (the maximum is 4.5% of the public offering price) next calcu-lated after PaineWebber's New York City headquarters or PFPC Inc., the Funds' Transfer Agent ("Transfer Agent"), receives the purchase order. Although in-vestors pay an initial sales charge when they buy Class A shares, the ongoing expenses for this class are lower than the ongoing expenses of Class B and Class C shares. Class A shares sales charges are calculated as follows:

                                                            DISCOUNT TO SELECTED
                          SALES CHARGE AS A PERCENTAGE OF:  DEALERS AS PERCENTAGE
AMOUNT OF INVESTMENT     OFFERING PRICE NET AMOUNT INVESTED   OF OFFERING PRICE
--------------------     -------------- ------------------- ---------------------
Less than $50,000.......      4.50%            4.71%                4.25%
$50,000 to $99,999......      4.00             4.17                 3.75
$100,000 to $249,999....      3.50             3.63                 3.25
$250,000 to $499,999....      2.50             2.56                 2.25
$500,000 to $999,999....      1.75             1.78                 1.50
$1,000,000 and
 over(/1/)..............      None             None                 1.00(/2/)

-------
(/1/) A contingent deferred sales charge of 1% of the shares' offering price or net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of any dividends or other distributions are not subject to the 1% charge. Withdrawals under the Systematic Withdrawal Plan are not subject to this charge. However, investors may not withdraw annually more than 12% of the value of the Fund account under the Plan in the first year after purchase. This charge does not apply to Class A shares bought before November 10, 1995.
(/2/) Mitchell Hutchins pays 1% to PaineWebber.

SALES CHARGE REDUCTIONS AND WAIVERS

Investors who are purchasing Class A shares in more than one PaineWebber mu-tual fund may combine those purchases to get a reduced sales charge. Investors who already own Class A shares in one or more PaineWebber mutual funds may combine the amount they are currently purchasing with the value of such previ-ously owned shares to qualify for a reduced sales charge. To determine the sales charge reduction in either case, please refer to the chart above.

Investors may also qualify for a lower sales charge when they combine their purchases with those of:

 . their spouses, parents or children under age 21;

 . their Individual Retirement Accounts (IRAs);

 . certain employee benefit plans, including 401(k) plans;

 . any company controlled by the investor;

 . trusts created by the investor;

 . Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts created by the investor or group of individuals for the benefit of the investors' children; or

 . accounts with the same adviser.

Employers who own Class A shares for one or more of their qualified retirement plans may also qualify for the reduced sales charge.

The sales charge will not apply when the investor:

 . is an employee, director, trustee or officer of PaineWebber, its affiliates or any PaineWebber mutual fund;

 . is the spouse, parent or child of any of the above, or advisory clients of Mitchell Hutchins;

--------------------------------------------------------------------------------
                              Prospectus Page 23

--------------------------------------------------------------------------------
    PaineWebber  Capital Appreciation Fund  Financial Services Growth Fund
                           Inc.  Utility Income Fund

 . buys these shares through a PaineWebber investment executive who was for-merly employed as a broker with a competing brokerage firm that was regis-tered as a broker-dealer with the SEC and

 . the investor was the investment executive's client at the competing broker-age firm;

 . within 90 days of buying Class A shares in a Fund, the investor sells shares of one or more mutual funds that (a) were principally underwritten by the competing brokerage firm or its affiliates and (b) the investor ei-ther paid a sales charge to buy those shares, paid a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

 . the amount that the investor purchases does not exceed the total amount of money the investor received from the sale of the other mutual fund;

 . is a certificate holder of unit investment trusts sponsored by PaineWebber and has elected to have dividends and other distributions from that invest-ment automatically invested in Class A shares;

 . is an employer establishing an employee benefit plan qualified under section
  401 (including a salary reduction plan qualified under section 401(k)) or section 403(b) of the Internal Revenue Code. (This waiver is subject to min-imum requirements, with respect to the number of employees and investment amount, established by Mitchell Hutchins.) Currently, the plan must have 100 or more eligible employees or the amount invested or to be invested in a Fund or any other PaineWebber mutual fund must total at least $1 million during the subsequent 13-month period;

 . acquires Class A shares through an investment program that is not sponsored by PaineWebber or its affiliates and that charges participants a fee for program services, provided that the program sponsor has entered into a writ-ten agreement with PaineWebber permitting the sale of Class A shares at net asset value to that program. For investments made pursuant to this waiver, Mitchell Hutchins may make a payment to PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested. For subsequent invest-ments or exchanges made to implement a rebalancing feature of such an in-vestment program, the minimum subsequent investment requirement is waived; or

 . acquires Class A shares in connection with a reorganization pursuant to which a Fund acquires substantially all of the assets and liabilities of an-other investment company in exchange solely for shares of the Fund.

For more information on how to get any reduced sales charge, investors should contact their investment executive at PaineWebber or one of its correspondent firms or call 1-800-647-1568. Investors must provide satisfactory information to PaineWebber or the Fund if they seek any of these waivers.

CLASS B SHARES

HOW PRICE IS CALCULATED: The price is the net asset value next calculated af-ter PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order. The ongoing expenses investors pay for Class B shares are higher than those of Class A shares. Because investors do not pay an initial sales charge when they buy Class B shares, 100% of their purchase is immedi-ately invested.

Depending on how long they own their Fund investment, investors may have to pay a sales charge when they sell their Fund shares. This sales charge is called a "contingent deferred sales charge." The amount of the charge depends on how long the investor owned the shares. The sales charge is calculated by multiplying the net asset value of the shares at the time of sale or purchase, whichever is less, by the percentage shown on the following table. Investors who own shares for more than six years do not have to pay a sales charge when selling those shares.

    IF THE INVESTOR                            PERCENTAGE BY WHICH THE SHARES'
 SELLS SHARES WITHIN:                          NET ASSET VALUE IS MULTIPLIED:
-----------------------                        -------------------------------
1st year since purchase                                       5%
2nd year since purchase                                       4
3rd year since purchase                                       3
4th year since purchase                                       2
5th year since purchase                                       2
6th year since purchase                                       1
7th year since purchase                                     None

CONVERSION OF CLASS B SHARES

Class B shares automatically convert to the appropriate number of Class A shares of equal dollar value after the investor has owned them for six years. Dividends and other distributions paid to the investor by the Fund in the form of additional Class B shares will also

--------------------------------------------------------------------------------
                              Prospectus Page 24

--------------------------------------------------------------------------------
    PaineWebber  Capital Appreciation Fund  Financial Services Growth Fund
                           Inc.  Utility Income Fund

convert to Class A shares on a pro-rata basis. This benefits shareholders be-cause Class A shares have lower ongoing expenses than Class B shares. If the investor has exchanged Class B shares between PaineWebber funds, the Fund uses the purchase date at which the initial investment was made to determine the conversion date.

MINIMIZING THE CONTINGENT DEFERRED SALES CHARGE

When investors sell Class B shares they have owned for less than six years, the Fund automatically will minimize the sales charge by assuming the invest-ors are selling:

 . First, Class B shares owned through reinvested dividends and capital gain distributions; and

 . Second, Class B shares held in the portfolio the longest.

WAIVERS OF THE CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge will not apply to:
 . sales of shares under the Fund's "Systematic Withdrawal Plan" (investors may not withdraw annually more than 12% of the value of the Fund account under the Plan);
 . a distribution from an IRA, a self-employed individual retirement plan
  ("Keogh Plan") or a custodial account under section 403(b) of the Internal Revenue Code after the investor reaches age 59 1/2;
 . a tax-free return of an excess IRA contribution;
 . a tax-qualified retirement plan distribution following retirement; or . Class B shares sold within one year of an investor's death if the investor owned the shares at the time of death either as the sole shareholder or with his or her spouse as a joint tenant with the right of survivorship.

An investor must provide satisfactory information to PaineWebber or the Fund to seek any of these waivers.

CLASS C SHARES

HOW PRICE IS CALCULATED: The price of Class C shares is the net asset value next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order. Investors do not pay an initial sales charge when they buy Class C shares, but the ongoing expenses of Class C shares are higher than those of Class A shares. Class C shares never convert to any other class of shares.

A contingent deferred sales charge of 1% of the net asset value of the shares at the time of purchase or sale, whichever is less, is charged on sales of shares made within one year of the purchase date. Other PaineWebber mutual funds may impose a different contingent deferred sales charge on Class C shares sold within one year of the purchase date. A sale of Class C shares ac-quired through an exchange and held less than one year will be subject to the same contingent deferred sales charge that would have been imposed on Class C shares of the PaineWebber mutual fund originally purchased. Class C shares representing reinvestment of any dividends or capital gain distributions will not be subject to the 1% charge. Withdrawals under the Systematic Withdrawal Plan also will not be subject to this charge. However, investors may not with-draw more than 12% of the value of the Fund account under the Plan in the first year after purchase. This charge does not apply to Class C shares bought before November 10, 1995.
-------------------------------------------------------------------------------

                               How to Buy Shares
-------------------------------------------------------------------------------
Prices are calculated for each Fund's Class A, Class B and Class C shares once each Business Day, at the close of regular trading on the New York Stock Ex-change (currently 4:00 p.m., Eastern time). A "Business Day" is any day, Mon-day through Friday, on which the New York Stock Exchange is open for business. Shares are purchased at the next share price calculated after the purchase or-der is received. The Funds and Mitchell Hutchins reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

When placing an order to buy shares, investors should specify which class of shares they want to buy. If investors fail to specify the class, they will au-tomatically receive Class A shares, which include an initial sales charge.

PAINEWEBBER CLIENTS

Investors who are PaineWebber clients may buy shares through PaineWebber in-vestment executives or its correspondent firms. Investors may buy shares in person,

--------------------------------------------------------------------------------
                              Prospectus Page 25

--------------------------------------------------------------------------------
    PaineWebber  Capital Appreciation Fund  Financial Services Growth Fund
                           Inc.  Utility Income Fund

by mail, by telephone or by wire (the minimum wire purchase is $1 million). PaineWebber investment executives and correspondent firms are responsible for promptly sending investors' purchase orders to PaineWebber's New York City headquarters.

Investors may pay for their purchases with checks drawn on U.S. banks or with funds they have in their brokerage accounts at PaineWebber or its correspon-dent firms. Payment is due on the third Business Day after PaineWebber's New York City headquarters office receives the purchase order.

OTHER INVESTORS

Investors who are not PaineWebber clients may purchase Fund shares and set up an account through the Transfer Agent by completing an account application, which you may obtain by calling 1-800-647-1568. The application and check must be mailed to PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wil-mington, DE 19899.

Investors who already have money invested in a PaineWebber mutual fund, and want to invest in another PaineWebber mutual fund, can:

 . mail an application with a check; or

 . open an account by exchanging from another PaineWebber mutual fund.

Investors do not have to send an application when making additional invest-ments in the Fund.

MINIMUM INVESTMENTS

   To open an account:............ $1,000
   To add to an account:.......... $  100

A Fund may waive or reduce these minimums for:

 . employees of PaineWebber or its affiliates; or

 . participants in certain pension plans, retirement accounts or the Fund's au-tomatic investment plan; or

 . transactions in Class A shares made to implement a rebalancing feature in certain investment programs.

HOW TO EXCHANGE SHARES

As shareholders, investors have the privilege of exchanging Fund shares for the same class of other PaineWebber mutual fund shares. In classes of shares where no initial sales charge is imposed, a contingent deferred sales charge may apply if the investor sells the shares acquired through the exchange. Ex-changes may be subject to minimum investment requirements of the fund into which exchanges are made.

 . Investors who purchased their shares through an investment executive at PaineWebber or one of its correspondent firms may exchange their shares by contacting their investment executive in person or by telephone, mail or wire.

 . Investors who do not have an account with an investment executive at PaineWebber or one of its correspondent firms may exchange their shares by writing a "letter of instruction" to the Transfer Agent. The letter of in-struction must include:

 . the investor's name and address;

 . the Fund's name;

 . the Fund account number;

 . the dollar amount or number of shares to be sold; and

 . a guarantee of each registered owner's signature by an eligible institu-tion, such as a commercial bank, trust company or stock exchange member.

The letter must be mailed to PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, DE 19899.

No contingent deferred sales charge is imposed when shares are exchanged for the corresponding class of shares of other PaineWebber mutual funds. A Fund will use the purchase date of the initial investment to determine any contin-gent deferred sales charge due when the shares are sold. Fund shares may be exchanged only after the settlement date has passed and payment for the shares has been made. The exchange privilege is available only in those jurisdictions where the sale of the Fund shares to be acquired is authorized. This exchange privilege may be modified or terminated at any time and, when required by SEC rules, upon 60 days' notice. See the back cover of this Prospectus for a list-ing of other PaineWebber mutual funds.

--------------------------------------------------------------------------------
                              Prospectus Page 26

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    PaineWebber  Capital Appreciation Fund  Financial Services Growth Fund
                           Inc.  Utility Income Fund

                              How to Sell Shares
-------------------------------------------------------------------------------

Investors can sell (redeem) shares at any time. Shares will be sold at the share price for that class as next calculated after the order is received and accepted (less any applicable contingent deferred sales charge). Share prices are normally calculated at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time).

Investors who own more than one class of shares should specify which class they are selling. If they do not, the Fund will assume they are first selling their Class A shares, then Class C, and last, Class B.

If a shareholder wants to sell shares that were purchased recently, the Fund may delay payment until it verifies that good payment was received. In the case of purchases by check, this can take up to 15 days.

Investors who have an account with PaineWebber or one of PaineWebber's corre-spondent firms can sell their shares by contacting their investment executive. Investors who do not have an account and have bought their shares through PFPC Inc., the Fund's Transfer Agent, may sell shares by writing a "letter of in-struction," as detailed in "How to Exchange Shares."

Because the Funds incur certain fixed costs in maintaining shareholder ac-counts, each Fund reserves the right to purchase back all Fund shares in any shareholder account with a net asset value of less than $500. If the Fund elects to do so, it will notify the shareholder of the opportunity to increase the amount invested to $500 or more within 60 days of the notice. The Fund will not purchase back accounts that fall below $500 solely due to a reduction in net asset value per share.

REINSTATEMENT PRIVILEGE

Shareholders who sell their Class A shares may reinstate their Fund account without a sales charge up to the dollar amount sold by purchasing the Fund's Class A shares within 365 days after the sale. To take advantage of this rein-statement privilege, shareholders must notify their investment executive at PaineWebber or one of its correspondent firms at the time of purchase.
-------------------------------------------------------------------------------

                                Other Services
-------------------------------------------------------------------------------
Investors should consult their investment executives at PaineWebber or one of its correspondent firms to learn more about the following services:

AUTOMATIC INVESTMENT PLAN

Investing on a regular basis helps investors meet their financial goals. PaineWebber offers an Automatic Investment Plan with a minimum initial invest-ment of $1,000 through which the Fund will deduct $50 or more each month from the investor's bank account to invest directly in the Fund. In addition to providing a convenient and disciplined manner of investing, participation in the Automatic Investment Plan enables the investor to use the technique of "dollar cost averaging."

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan allows investors to set up monthly, quarterly (March, June, September and December) or semi-annual (June and December) with-drawals from their PaineWebber Mutual Fund accounts. Minimum balances and withdrawals vary according to the class of shares:

 . CLASS A AND CLASS C SHARES. Minimum value of Fund shares is $5,000; minimum withdrawals of $100.

 . CLASS B SHARES. Minimum value of Fund shares is $20,000; minimum monthly, quarterly and semi-annual withdrawals of $200, $400 and $600, respectively.

Withdrawals under the Systematic Withdrawal Plan will not be subject to a con-tingent deferred sales charge. Investors may not withdraw more than 12% of the value of the Fund account when the investor signed up for the Plan. Sharehold-ers who elect to receive dividends or other distributions in cash may not par-ticipate in the Plan.

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                              Prospectus Page 27

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    PaineWebber  Capital Appreciation Fund  Financial Services Growth Fund
                           Inc.  Utility Income Fund
-------------------------------------------------------------------------------
                                  Management
-------------------------------------------------------------------------------

INDIVIDUAL RETIREMENT ACCOUNTS

Self-directed IRAs are available through PaineWebber in which purchases of PaineWebber mutual funds and other investments may be made. Investors consid-ering establishing an IRA should review applicable tax laws and should consult their tax advisers.

TRANSFER OF ACCOUNTS

If investors holding shares of a Fund in a PaineWebber brokerage account transfer their brokerage accounts to another firm, the Fund shares will be moved to an account with the Transfer Agent. However, if the other firm has entered into a selected dealer agreement with Mitchell Hutchins relating to the Fund, the shareholder may be able to hold Fund shares in an account with the other firm.

CAPITAL APPRECIATION FUND

The Fund is governed by a board of trustees, which oversees the Fund's opera-tions. It has appointed Mitchell Hutchins as investment adviser and adminis-trator responsible for the Fund's operations (subject to the authority of the board). Mitchell Hutchins has appointed the investment sub-adviser, Denver In-vestments, to be responsible for day-to-day management of the Fund's invest-ments.

In managing assets for its clients, Denver Investments strives to implement a "team approach" rather than rely on one or two key individuals. Todger Ander-son, President and a Director of Portfolio Management of Denver Investments, is responsible for the day-to-day management of the Fund's portfolio. He has managed the Fund since its inception and has concentrated on mid cap investing since 1975. Prior to joining Denver Investments in 1975, Mr. Anderson had portfolio management responsibilities with Financial Programs and at the United Bank of Denver. Directly assisting are Larry Luchini and the Denver In-vestments Equity Research Team. Mr. Luchini joined Denver Investments in 1978 as vice president and portfolio manager. Prior to joining Denver Investments, Mr. Luchini served as vice president and portfolio manager at the National City Bank of Cleveland from 1968 to 1978.

FINANCIAL SERVICES GROWTH FUND

The Fund is governed by a board of directors, which oversees the Fund's opera-tions. It has appointed Mitchell Hutchins as investment adviser and adminis-trator responsible for the Fund's operations (subject to the authority of the board). Karen L. Finkel is primarily responsible for the day-to-day portfolio management of the Fund. Mrs. Finkel is a first vice president of Mitchell Hutchins. She has held her Fund responsibilities since January 1988 and has been employed by Mitchell Hutchins as a portfolio manager for the last eight years.

UTILITY INCOME FUND

The Fund is governed by a board of trustees, which oversees the Fund's opera-tions. It has appointed Mitchell Hutchins as investment adviser and adminis-trator responsible for the Fund's operations (subject to the authority of the board). Karen L. Finkel is primarily responsible for the day-to-day management of the Fund's stock portfolio and determines the allocation of Fund assets be-tween stocks and bonds. James F. Keegan and Julieanna Berry are primarily re-sponsible for day-to-day management of the Fund's bond portfolio. Mrs. Finkel is a first vice president of Mitchell Hutchins and has been a portfolio man-ager of the Fund since February 1995. She has been employed by Mitchell Hutchins as a portfolio manager for the last eight years. Mrs. Berry has held her Fund responsibilities since March 1996 and was joined by Mr. Keegan in April 1996. Mrs. Berry is a vice president of Mitchell Hutchins and has been employed by Mitchell Hutchins as a portfolio manager since 1989. Mr. Keegan is a senior vice president of Mitchell Hutchins and oversees all corporate bond investments. Prior to joining Mitchell Hutchins, Mr. Keegan was the director of fixed income strategy and research at the Merrion Group, L.P. from 1994 to 1995. From 1987 to 1994, he was vice president of global investment management of Bankers Trust Company.

                                    * * * *

Each board has determined that brokerage transactions for the Fund may be con-ducted through PaineWebber

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                              Prospectus Page 28

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    PaineWebber  Capital Appreciation Fund  Financial Services Growth Fund
                           Inc.  Utility Income Fund

or its affiliates in accordance with procedures adopted by the board.

Mitchell Hutchins and Denver Investments personnel may engage in securities transactions for their own accounts pursuant to each firm's code of ethics that establishes procedures for personal investing and restricts certain transactions.

ABOUT THE INVESTMENT ADVISER

Mitchell Hutchins, located at 1285 Avenue of the Americas, New York, New York, 10019, is the asset management subsidiary of PaineWebber, which is wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. On June 30, 1996, Mitchell Hutchins was adviser or sub-adviser of 31 investment companies with 65 separate portfolios and aggregate assets of over $30 billion.

ABOUT THE INVESTMENT SUB-ADVISER

The investment sub-adviser, Denver Investment Advisors, LLC, is located at 1225 17th Street, 26th Floor, P.O. Box 17487, Denver, Colorado 80217. Denver Investments has managed client accounts investing primarily in stocks of medi-um-sized companies since 1958 and has been managing the Fund since its incep-tion in April 1992. As of June 30, 1996, Denver Investments managed approxi-mately $10.2 billion of assets of various clients.

MANAGEMENT FEES & OTHER EXPENSES

Each Fund pays Mitchell Hutchins a monthly fee for its services. For the fis-cal year ended March 31, 1996, Financial Services Growth Fund paid advisory fees to Mitchell Hutchins at the annual rate of 0.70% of its average daily net assets. For the fiscal period ended March 31, 1996, Utility Income Fund paid advisory fees to Mitchell Hutchins at the effective annual rate of 0.35% of its average daily net assets (after voluntary fee waiver). For the fiscal year ended March 31, 1996, Capital Appreciation Fund paid advisory fees to Mitchell Hutchins at the annual rate of 1.00% of its average daily net assets.

Each Fund pays PaineWebber an annual fee of $4.00 per active shareholder ac-count held at PaineWebber for services not provided by the Transfer Agent.

With respect to Capital Appreciation Fund, Mitchell Hutchins (not the Fund) pays Denver Investments a fee for investment sub-advisory services in an amount equal to 50% of the fee it receives from the Fund for advisory and ad-ministrative services.

DISTRIBUTION ARRANGEMENTS

Mitchell Hutchins is the distributor of each Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under dis-tribution plans for Class A, Class B and Class C shares ("Class A Plan," "Class B Plan" and "Class C Plan," collectively, "Plans"), each Fund pays Mitchell Hutchins:

 . Monthly service fees at the annual rate of 0.25% of the average daily net assets of each class of shares.

 . Monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

Under the Plans, Mitchell Hutchins primarily uses the service fees to pay PaineWebber for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each Fund by PaineWebber clients. PaineWebber then compensates its investment executives for share-holder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts.

Mitchell Hutchins uses the distribution fees under the Class B and Class C Plans to:

 . Offset the commissions it pays to PaineWebber for selling each Fund's Class
  B and Class C shares, respectively.

 . Offset each Fund's marketing costs attributable to such classes, such as preparation, printing and distribution of sales literature, advertising and prospectuses to prospective investors and related overhead expenses, such as employee salaries and bonuses.

PaineWebber compensates investment executives when Class B and Class C shares are sold, as well as on an ongoing basis. Mitchell Hutchins receives no spe-cial compensation from any of the Funds or investors at the time of sale of Class B or C shares.

Mitchell Hutchins receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds may be used to cover distribution ex-penses.

The Plans and the related distribution contracts for each class of shares ("Distribution Contracts") specify

--------------------------------------------------------------------------------
                              Prospectus Page 29

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    PaineWebber  Capital Appreciation Fund  Financial Services Growth Fund
                           Inc.  Utility Income Fund

that each Fund must pay service and distribution fees to Mitchell Hutchins for its activities, not as reimbursement for specific expenses incurred. There-fore, even if Mitchell Hutchins' expenses exceed the service or distribution fees it receives, the Funds will not be obligated to pay more than those fees. On the other hand, if Mitchell Hutchins' expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be Mitchell Hutchins' sole responsibility and not that of the Funds. Annually, the board of each Fund reviews the Plans and Mitchell Hutchins' cor-responding expenses for each class separately from the Plans and expenses of the other classes.

-------------------------------------------------------------------------------
                    Determining the Shares' Net Asset Value
-------------------------------------------------------------------------------

The net asset value of each Fund's shares fluctuates and is determined sepa-rately for each class as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) each Business Day. Each Fund's net asset value per share is determined by dividing the value of the securi-ties held by the Fund, plus any cash or other assets, minus all liabilities, by the total number of Fund shares outstanding.

Each Fund values its assets based on their current market value when market quotations are readily available. If that value is not readily available, as-sets are valued at fair value as determined in good faith by or under the di-rection of its board. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining to maturity, unless the board determines that this does not represent fair value. Investments de-nominated in foreign currencies are valued daily in U.S. dollars based on the then-prevailing exchange rates.

-------------------------------------------------------------------------------
                               Dividends & Taxes
-------------------------------------------------------------------------------

DIVIDENDS

Capital Appreciation Fund and Financial Services Growth Fund each pays an an-nual dividend from its net investment income and net short-term capital gain, if any. Utility Income Fund pays monthly dividends from its net investment in-come; after the monthly dividend is paid in September 1996, Utility Income Fund will pay dividends on a quarterly basis. Financial Services Growth Fund and Utility Income Fund each distributes any net realized gains from foreign currency transactions with its dividends. Each Fund also distributes annually substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any. The Funds may make additional distributions, if necessary, to avoid a 4% excise tax on certain undistributed income and capital gain.

Dividends and other distributions paid on each class of shares of each Fund are calculated at the same time and in the same manner. Dividends on Class B and Class C shares of a Fund are expected to be lower than those on its Class A shares because Class B and Class C shares have higher expenses resulting from their distribution fees. Dividends on each class also might be affected differently by the allocation of other class-specific expenses. See "General Information."

Each Fund's dividends and other distributions are paid in additional Fund shares of the same class at net asset value, unless the shareholder has re-quested cash payments. Shareholders who wish to receive dividends and other distributions in cash, either mailed to the shareholder by check or credited to the shareholder's PaineWebber account, should contact their investment ex-ecutives at PaineWebber or one of its correspondent firms or complete the ap-propriate section of the account application.

TAXES

Each Fund intends to continue to qualify for treatment as a regulated invest-ment company under the Internal Revenue Code so that it will not have to pay

--------------------------------------------------------------------------------
                              Prospectus Page 30

--------------------------------------------------------------------------------
    PaineWebber  Capital Appreciation Fund  Financial Services Growth Fund
                           Inc.  Utility Income Fund

federal income tax on the part of its investment company taxable income (gen-erally consisting of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) and the net capital gain that it distributes to its shareholders.

Dividends from each Fund's investment company taxable income (whether paid in cash or additional shares) are generally taxable to its shareholders as ordi-nary income. Distributions of each Fund's net capital gain (whether paid in cash or additional shares) are taxable to its shareholders as a long-term cap-ital gain, regardless of how long they have held their Fund shares. Sharehold-ers who are not subject to tax on their income generally will not be required to pay tax on distributions from the Funds.

YEAR-END TAX REPORTING

Following the end of each calendar year, each Fund notifies its shareholders of the dividends and capital gain distributions paid (or deemed paid), their share of any foreign taxes paid by the Fund that year and any portion of those dividends that qualifies for special treatment.

BACKUP WITHHOLDING

Each Fund is required to withhold 31% of all dividends, capital gain distribu-tions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from divi-dends and capital gain distributions payable to shareholders who otherwise are subject to backup withholding.

TAX ON THE SALE OR EXCHANGE
OF FUND SHARES

A shareholder's sale (redemption) of shares may result in a taxable gain or loss. This depends on whether the shareholder receives more or less than the adjusted basis for the shares (which normally includes any initial sales charge paid on Class A shares). An exchange of any Fund's shares for shares of another PaineWebber mutual fund generally will have similar tax consequences. In addition, if a Fund's shares are bought within 30 days before or after selling other shares of the Fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

SPECIAL TAX RULES
FOR CLASS A SHAREHOLDERS

Special tax rules apply when a shareholder sells or exchanges Class A shares within 90 days of purchase and subsequently acquires Class A shares of a PaineWebber mutual fund without paying a sales charge due to the 365-day rein-statement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased (or any loss would be decreased) by the amount of the sales charge paid when those shares were bought, and that amount will increase the basis of the PaineWebber mutual fund shares subsequently acquired.

                                    * * * *

Because the foregoing only summarizes some of the important tax considerations affecting the Funds and their shareholders, prospective shareholders are urged to consult their tax advisers.
-------------------------------------------------------------------------------
                              General Information
-------------------------------------------------------------------------------
ORGANIZATION

CAPITAL APPRECIATION FUND

Capital Appreciation Fund is a diversified series of PaineWebber Managed As-sets Trust, an open-end management investment company that was formed on Au-gust 9, 1991, as a business trust under the laws of the Commonwealth of Massa-chusetts. The trustees have authority to issue an unlimited number of shares of beneficial interest of separate series, par value $0.001 per share.

FINANCIAL SERVICES GROWTH FUND

Financial Services Growth Fund is a diversified, open-end management invest-ment company that was incorporated in Maryland on February 13, 1986. The Fund has authority to issue 300 million shares of common stock of separate series, par value $0.001 per share.

UTILITY INCOME FUND

Utility Income Fund is a diversified series of PaineWebber Managed Investments Trust ("Trust"),

--------------------------------------------------------------------------------
                              Prospectus Page 31

--------------------------------------------------------------------------------
    PaineWebber  Capital Appreciation Fund  Financial Services Growth Fund
                           Inc.  Utility Income Fund

an open-end management investment company that was formed on November 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. The trustees have authority to issue an unlimited number of shares of benefi-cial interest of separate series, par value $0.001 per share. Shares of four other series have been authorized.

SHARES

The shares of each Fund are divided into four classes, designated Class A, Class B, Class C and Class Y shares. A share of each class represents an iden-tical interest in the respective Fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with re-spect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The dif-ferent sales charges and other expenses applicable to the different classes of shares of the Funds will affect the performance of those classes.

Each share of a Fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that Fund. However, due to the differing expenses of the classes, dividends on Class B and Class C shares are likely to be lower than for Class A shares and are likely to be lower on Class Y shares than for any other class of shares.

Class Y shares, which are offered only to limited groups of investors, are subject to neither an initial or contingent deferred sales charge nor ongoing service or distribution fees. More information concerning Class Y shares may be obtained from an investment executive at PaineWebber or one of its corre-spondent firms or by calling 1-800-647-1568.

Although each Fund is offering only its own shares, it is possible that a Fund could become liable for misstatements in the Prospectus about another Fund. The board of each Fund has considered this factor in approving the use of a single, combined Prospectus.

VOTING RIGHTS

Shareholders of each Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumula-tive and, as a result, the holders of more than 50% of all the shares of a Fund (or the Trust, which has more than one series) may elect all of the board members of that Fund or Trust. The shares of a Fund will be voted together ex-cept that only the shareholders of a particular class of a Fund may vote on matters affecting only that class, such as the terms of a Plan as it relates to a class. The shares of all series of the Trust will be voted separately, except when an aggregate vote of all the series is required by law.

SHAREHOLDER MEETINGS

The Funds do not intend to hold annual meetings.

Shareholders of record of no less than two-thirds of the outstanding shares of the Trust or Fund (as applicable) may remove a board member through a declara-tion in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board mem-ber at the written request of holders of 10% of the outstanding shares of the Trust or Fund, as applicable.

REPORTS TO SHAREHOLDERS

Each Fund sends its shareholders audited annual and unaudited semi-annual re-ports, each of which includes a list of the investment securities held by the Fund as of the end of the period covered by the report. The Statement of Addi-tional Information is available to shareholders upon request.

CUSTODIAN & RECORDKEEPING AGENT; TRANSFER & DIVIDEND AGENT

State Street Bank and Trust Company, located at One Heritage Drive, North Quincy, Massachusetts 02171, serves as each Fund's custodian and recordkeeping agent and employs foreign sub-custodians to provide custody of any foreign as-sets of Financial Services Growth Fund and Utility Income Fund. PFPC Inc., a subsidiary of PNC Bank, N.A., serves as each Fund's transfer and dividend dis-bursing agent. It is located at 400 Bellevue Parkway, Wilmington, DE 19809.

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                              Prospectus Page 32

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

 ----------------------------------------------------------------------------

  PaineWebber Capital Appreciation Fund PaineWebber Financial Services Growth
                    Fund Inc.PaineWebber Utility Income Fund
           Prospectus -- August 1, 1996, as revised February 21, 1997

--------------------------------------------------------------------------------


 .PAINEWEBBER BOND FUNDS      .PAINEWEBBER STOCK FUNDS


  High Income Fund             Capital Appreciation Fund
  Investment Grade Income      Growth Fund
  Fund                         Growth and Income Fund
  Low Duration U.S.            Financial Services Growth Fund
  Government  Income Fund      Small Cap Value Fund
  Strategic Income Fund        Utility Income Fund
  U.S. Government Income
  Fund


  .PAINEWEBBER TAX-FREE BOND  .PAINEWEBBER GLOBAL FUNDS
   FUNDS
   California Tax-Free         Emerging Markets Equity Fund
   Income Fund                 Global Equity Fund
   Municipal High Income       Global Income Fund
   Fund
   National Tax-Free
   Income Fund
   New York Tax-Free
   Income Fund

                              .PAINEWEBBER MONEY MARKET
                               FUND
  .PAINEWEBBER ASSET
   ALLOCATION FUNDS

   Balanced Fund
   Tactical Allocation Fund


 A prospectus containing more complete information for any of these funds, including charges and expenses, can be obtained from a PaineWebber invest-ment executive or correspondent firm. Please read it carefully before in-vesting. It is important you have all the information you need to make a sound investment decision.

(C) 1996 PaineWebber Incorporated
--------------------------------------------------------------------------------